Exhibit 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of League Now Holdings Corporation. for the period ending March 31, 2009, I, James Pregiato, Chief Executive Officer  and Chief Financial Officer of League Now Holdings Corporation. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report of Form 10-Q for the period ending March 31, 2009, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in such Quarterly Report on Form 10-Q for the period ended March 31, 2009, fairly represents in all material respects, the financial condition and results of operations of League Now Holdings Corporation.

Date: May 15, 2009

League Now Holdings Corporation.

By:	/s/ James Pregiato
James Pregiato
President, Chief Executive Officer, Chief Financial Officer Secretary, Treasurer and Director